Summary of Significant Accounting Policies - Schedule of Future Amortization Expense (Detail) - USD ($)	Mar. 31, 2015	Jun. 30, 2014	Jun. 30, 2013
Schedule Of Estimated Future Amortization Expense [Line Items]
Patents, net	$ 646,472	$ 699,563	$ 770,351
Patents [Member]
Schedule Of Estimated Future Amortization Expense [Line Items]
2015	18,000
2016	71,000
2017	71,000
2018	71,000
2019	71,000
Thereafter	344,000
Patents, net	$ 646,000	$ 700,000	$ 770,000